Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report (the “Report”) of Fits My Style Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, Nir Bar, President and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2011	By: /s/ Nir Bar
Nir Bar
President and Treasurer(Principal Executive Officer and Principal
Financial Officer)